Exhibit 32(b)


               CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Dataram Corporation, a New Jersey corporation (the "Company"), on Form 10-Q for the quarter ended October 31, 2009, as filed with the Securities and Exchange Commission (the "Report"), Mark E. Maddocks, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



December 14, 2009            /s/ Mark E. Maddocks
                         _____________________________________
                         Mark E. Maddocks
                         Vice President, Finance and
                         Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to Dataram Corporation and will be retained by Dataram Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]